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ASSET-BACKED FINANCING FACILITY
ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:         May 1, 2002 -May 31, 2002

SETTLEMENT DATE:                   17-Jun-02

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
A.   SERIES INFORMATION

     ADVANTA LEASING RECEIVABLES CORP. IV AND
     ADVANTA LEASING RECEIVABLES CORP. V
     EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
     SERIES 1998-1

I.   SERIES INFORMATION INCLUDING PLEDGED PROPERTY CONVEYED

     (a.)  Beginning Aggregate Contract Principal Balance  ("ACPB") ................................... $ 20,298,994.69
                                                                                                        ---------------
     (b.)  Contract Principal Balance of all Collections allocable to Contracts ....... $ 2,313,832.41
                                                                                        --------------
     (c.)  Contract Principal Balance of Charged-Off Contracts ........................ $   147,960.03
                                                                                        --------------
     (d.)  Total decline in Principal Balance ......................................................... $  2,461,792.44
                                                                                                        ---------------

     (e.)  Ending Aggregate Contract Principal Balance of all Contracts as of
           this Settlement Date ....................................................................... $ 17,837,202.25
                                                                                                        ---------------

           BALANCES ON THIS SETTLEMENT DATE AFTER PAYMENT ON THE RELATED
           PAYMENT DATE
     (f.)  Class A Principal Balance as of this Settlement Date ....................................... $  8,312,191.61
                                                                                                        ---------------
           (Class A Note Factor) ................................ 0.0250972
                                                                  ---------
     (g1.) Class A-1 Principal Balance .(Note Factor) ........... 0.0000000                    -
                                                                  ---------             --------------
     (g2.) Class A-2 Principal Balance . (Note Factor) .......... 0.0000000             $            -
                                                                  ---------             --------------
     (g3.) Class A-3 Principal Balance . (Note Factor) .......... 0.0000000             $            -
                                                                  ---------             --------------
     (g4.) Class A-4 Principal Balance . (Note Factor) .......... 0.1810935             $ 8,312,191.61
                                                                  ---------             --------------
     (h.)  Class B Principal Balance as of this Settlement Date ....................................... $             -
                                                                                                        ---------------
           (Class B Note Factor) ................................ 0.0000000
                                                                  ---------
     (i.)  Class C Principal Balance as of this Settlement Date ....................................... $             -
                                                                                                        ---------------
           (Class C Note Factor) ................................ 0.0000000
                                                                  ---------
     (l.)  Class D Principal Balance as of this Settlement Date ....................................... $  9,525,010.64
                                                                                                        ---------------
           (Class D Note Factor) ................................ 0.6349878
                                                                  ---------

II.  COMPLIANCE RATIOS

     (a.)  Aggregate Contract Balance Remaining ("CBR") of all Contracts as of
           the related Calculation Date ............................................................... $ 18,763,471.02
                                                                                                        ---------------
     (b1.) % of CBR 31 days or more delinquent as of the related Calculation Date .....................            7.42%
                                                                                                        ---------------
     (b2.) Preceding Month %:                                        Apr-02 ...........................            7.32%
                                                                  ---------
     (b3.) 2nd Preceding Month %:                                    Mar-02 ...........................            8.09%
                                                                  ---------
     (b4.) Three month rolling average % of CBR 31 days or more delinquent ............................            7.61%
                                                                                                        ---------------

     (c.)  Does the three month rolling average % of CBR which are 31 days or
           more delinquent exceed 10.5%?  Y or N ......................................................              NO
                                                                                                         ---------------

           (Amortization Period Only)
     (d)   Cumulative Net Loss Percentage as of the related Collection Period .........................            3.10%
                                                                                                        ---------------

           Does the Cumulative Net Loss Percentage exceed
     (d1.) 4.0% from the Beginning Period to and including 12th Collection
           Period?  Y or N ............................................................................             N/A
                                                                                                        ---------------
     (d2.) 5.5% from 13th Collection Period to and including 24th Collection
           Period? Y or N .............................................................................             N/A
                                                                                                        ---------------
     (d3.) 7.0% from 25th Collection Period and thereafter? Y or N ....................................              NO
                                                                                                        ---------------
           (If Yes to e1 or e2 or e3, then a Residual Event occurs)

     (e1.) Residual Realization for the related Collection Period  > 100% (YES/NO) ....................             YES
                                                                                                        ---------------
     (e2.) Preceding Month:            Apr-02  > 100% (YES/NO) ........................................             YES
                                    ----------                                                          ---------------
     (e3.) 2nd Preceding Month:        Mar-02  > 100% (YES/NO) ........................................             YES
                                    ----------                                                          ---------------
     (e4.) Three month rolling average Residual Realization Ratio  > 100% (YES/NO) ....................             YES
                                                                                                        ---------------
           (If less than 100%, then a Residual Event Occurs)

III. FLOW OF FUNDS
           The amount of available funds on deposit in the Series 1998-1
           Facility Account ........................................................................... $  3,061,171.59
                                                                                                        ---------------

     (1) On the Payment Date which is also the Amortization Date and each Payment Date thereafter

     (a.)  To the Servicer, Unrecoverable Servicer Advances ...........................................        7,550.62
                                                                                                        ---------------
     (b.)  To the Servicer, if ABS is not the Servicer, Servicing Fee and
           Ancillary Servicing Income, if any .........................................................
                                                                                                        ---------------

           To Series 1998-1 Noteholders:
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     (c.)  To Class A, the total Class A Note Interest and Class A Overdue
           Interest for the related period. ........................................................... $     53,690.35
                                                                                                        ---------------
                                    Interest on Class A-1 Notes ....................... $            -
                                                                                        --------------
                                    Interest on Class A-2 Notes ....................... $            -
                                                                                        --------------
                                    Interest on Class A-3 Notes ....................... $            -
                                                                                        --------------
                                    Interest on Class A-4 Notes ....................... $    53,690.35
                                                                                        --------------
     (d.)  Interest on Class B Notes for the related period ........................................... $             -
                                                                                                        ---------------
     (e.)  Interest on Class C Notes for the related period ........................................... $             -
                                                                                                        ---------------

     (f.)  To Series 1998-1 Noteholders:
           To Class A, the total Principal Payment and Class A Overdue
           Principal, if any ..........................................................................    2,461,792.44
                                                                                                        ---------------
                                    Principal Payment to Class A-1 Noteholders ........            N/A
                                                                                        --------------
                                    Principal Payment to Class A-2 Noteholders ........
                                                                                        --------------
                                    Principal Payment to Class A-3 Noteholders ........ $            -
                                                                                        --------------
                                    Principal Payment to Class A-4 Noteholders ........ $ 2,461,792.44
                                                                                        --------------
           To Class B for Principal Payment and Overdue Principal, if any .............................               -
                                                                                                        ---------------
           To Class C for Principal Payment and Overdue Principal, if any .............................               -
                                                                                                        ---------------

     (g)   Overdue Principal (included in the Principal Payments per above, if any):
           To Class A, total for Overdue Principal ....................................            N/A
                                                                                        --------------
                                    Overdue Principal to Class A-1               N/A
                                                                      --------------
                                    Overdue Principal to Class A-2               N/A
                                                                      --------------
                                    Overdue Principal to Class A-3               N/A
                                                                      --------------
                                    Overdue Principal to Class A-4               N/A
                                                                      --------------
           To Class B for Overdue Principal ...........................................            N/A
                                                                                        --------------
           To Class C for Overdue Principal ...........................................            N/A
                                                                                        --------------

     (h1.) Until the Reserve Account Funding Date:
           To the Reserve Account, the amount equal to the Servicing Fee
           otherwise payable to ABS ...................................................................             N/A
                                                                                                        ---------------

     (h2.) After the Reserve Account Funding Date:
           To the Servicer, ABS, the Servicing Fee plus Ancillary Servicing
           Income, if any .............................................................................       16,915.83
                                                                                                        ---------------

     (i.)  To the Reserve Account, the amount needed to increase the amount on deposit in the Reserve Account to the Required Reserve Amount
           for such Payment Date ......................................................................             N/A
                                                                                                        ---------------

     (j.)  Upon the occurrence of a Residual Event               the lesser of:
     (j1.) (A) the Available Funds remaining on deposit in the Facility
           Account and ................................................................            N/A
                                                                                        --------------
     (j2.) (B) the aggregate amount of Residual Receipts included in
           Available Funds ............................................................            N/A
                                                                                        --------------
     (j3.) To be deposited to the Residual Account ....................................................             N/A
                                                                                                        ---------------

     (k.)  To Class D Noteholders for Principal Payment ...............................................               -
                                                                                                        ---------------
     (l.)  To Class D Noteholders for Overdue Principal, if any .......................................             N/A
                                                                                                        ---------------

       (3) To ABS, the Servicing Fee previously due, but deposited to the
           Reserve Account ............................................................................ $             -
                                                                                                        ---------------

       (4) To the Trustee to Fund the Servicer Conversion Expense Account .............................
                                                                                                        ---------------

       (5) To the Series Obligors, as holders of the Residual Interest,
           any Available Funds remaining on deposit in the Facility Account ........................... $    521,222.35
                                                                                                        ---------------

IV.  SERVICER ADVANCES

     (a.)  Aggregate amount of Servicer Advances at the beginning of the
           related Collection Period ..................................................................      654,150.37
                                                                                                        ---------------
     (b.)  Servicer Advances reimbursed during the related Collection Period ..........................       37,104.60
                                                                                                        ---------------
     (c.)  Amount of unreimbursed Servicer Advances to be reimbursed on the
           Settlement Date ............................................................................        7,550.62
                                                                                                        ---------------
     (d.)  Servicer Advances made during the related Collection Period ................................               -
                                                                                                        ---------------
     (e.)  Aggregate amount of Servicer Advances at the end of the Collection
           Period ..................................................................................... $    609,495.15
                                                                                                        ---------------


V.   RESERVE ACCOUNT
     (a.)  Amount on deposit at the beginning of the related Collection Period ........................ $  3,600,000.00
                                                                                                        ---------------
     (b.)  Amounts used to cover shortfalls, if any,  for the related
           Collection Period .......................................................................... $             -
                                                                                                        ---------------
     (c.)  Amounts transferred from the Facility Account, if applicable ............................... $             -
                                                                                                        ---------------
     (d.)  Interest earned on Reserve Balance ......................................................... $      4,760.77
                                                                                                        ---------------

                                                                                                        ---------------
     (e.)  Reserve Account Ending Balance before calculating Required
           Reserve Amount ............................................................................. $  3,604,760.77
                                                                                                        ---------------

                                                                                                        ---------------
     (f.)  Required Reserve Amount needed as of the related Collection Period ......................... $  3,600,000.00
                                                                                                        ---------------

     (g1.) If (f) is greater than (e), then amount of shortfall .......................................            0.00
                                                                                                        ---------------
     (g2.) If (e) is greater than (f), then excess amount to be transferred
           to the Series Obligors .....................................................................        4,760.77
                                                                                                        ---------------

     (h.)  Amounts on deposit as of this Settlement Date (e minus g2) ................................. $  3,600,000.00
                                                                                                        ---------------

VI.  RESIDUAL ACCOUNT
     (a.)  Amount on deposit at the beginning of the related Collection Period ........................            0.00
                                                                                                        ---------------
     (b.)  Amounts transferred from the Facility Account ..............................................            0.00
                                                                                                        ---------------
     (c.)  Amounts used to cover shortfalls for the related Collection Period .........................            0.00
                                                                                                        ---------------
     (d.)  Amount on deposit as of this Settlement Date ...............................................            0.00
                                                                                                        ---------------
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VII. ADDITIONAL PROPERTY FUNDING ACCOUNT
     (a.)  Amount on deposit at the beginning of the related Collection Period ........................            0.00
                                                                                                        ---------------
     (b.)  Amounts transferred from the Facility Account ..............................................            0.00
                                                                                                        ---------------
     (c.)  Amounts transferred to the Series Obligors .................................................            0.00
                                                                                                        ---------------
     (d.)  Amount on deposit as of this Settlement Date ...............................................            0.00
                                                                                                        ---------------

VIII.ADVANCE PAYMENTS
     (a.)  Beginning aggregate Advance Payments ....................................................... $    451,767.50
                                                                                                        ---------------
     (b.)  Amount of Advance Payments collected during the related
           Collection Period .......................................................................... $    314,714.15
                                                                                                        ---------------
     (c.)  Investment earnings for the related Collection Period ...................................... $        482.39
                                                                                                        ---------------
     (d.)  Amount of Advance Payments withdrawn for deposit into Facility Account ..................... $    373,160.36
                                                                                                        ---------------
     (e.)  Ending aggregate Advance Payments .......................................................... $    393,803.68
                                                                                                        ---------------
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ADVANTA BUSINESS SERVICES  CORP., as Servicer

BY:          /s/ Mark Shapiro

TITLE:       Assistant Treasurer

DATE:        12-Jun-02


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